Putnam
OTC & Emerging
Growth Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

7-31-02

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

In this persistently challenging environment, many investors have sought to cut their losses by getting out of the stock market entirely. It is our view that for those who still have several years before they need to make withdrawals, this may have been the wrong move to make, for history has been on the side of investors who have dared to weather even sustained periods of market retreat.

If you had what you believed was an effective investment program before the markets began their decline and thus far have resisted the temptation to veer off that course, we strongly urge you to remain patient. As always, however, it is a good idea to consult your financial advisor for specific counsel in regard to your own situation.

Quite naturally, we are disappointed at having to report the negative results posted by Putnam OTC & Emerging Growth Fund during the fiscal year ended July 31, 2002. However, we believe that the fund remains positioned to benefit once investors begin to recognize the economy's positive fundamentals. On the following pages, you will find a full explanation of the reasons for the fund's decline during the period, as well as a view of prospects for the months ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
September 18, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Specialty Growth Team

Putnam OTC & Emerging Growth Fund's aggressive-growth strategy was a disadvantage during the tumultuous 12 months ended July 31, 2002. As jittery investors continued to avoid growth stocks in favor of more conservative investments, most sectors of the equity market -- and your fund's performance -- suffered declines. For the fiscal year, the fund's performance lagged that of its primary benchmark, the Russell 2500
Growth Index, and the average return of its peers, as measured by its Lipper category. This relative underperformance was due in part to declines in specific holdings, particularly in the technology and biotechnology sectors. Despite the ongoing difficulties in the equity market, your fund remains true to its mandate, seeking growing, well-managed companies with leading market positions and strong financials.

Total return for 12 months ended 7/31/02

      Class A          Class B           Class C          Class M
    NAV     POP       NAV   CDSC        NAV   CDSC       NAV    POP
-----------------------------------------------------------------------
  -38.15%  -41.70%  -38.61% -41.68%   -38.59% -39.20%  -38.47% -40.60%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

* NEGATIVE SENTIMENT DOMINATED MARKET, LED TO DECLINES

During the fiscal year, one of the greatest challenges for the fund, and the overall stock market, was negative investor sentiment. At the start of the fiscal year, investors were trying to cope with the swift turnaround in the market, witnessing sharp declines as a result of a rapidly slowing economy. Just as investors began to digest the post-'90s environment of slower growth and more realistic -- but lower -- stock prices, the terrorist attacks of September 11 sent the markets to new lows. Throughout this trying period, aggressive-growth stocks suffered most as investors became more risk-averse, reacting to investment losses and continued uncertainty. The market bounced back impressively in the final three months of 2001, only to retreat again in 2002 as investor sentiment took a turn for the worse. This time, investors were concerned about the continued threat of terrorism, geopolitical instability, and allegations of corporate fraud at some major corporations. In the wake of the Enron/Arthur Andersen investigation, allegations of misleading accounting at a number of major corporations caused investors to lose confidence in some of the world's largest and most well-known businesses.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Retail                      12.5%

Electronics                 10.0%

Health-care
services                     9.8%

Energy                       6.2%

Software                     5.1%

Footnote reads:
*Based on net assets as of 7/31/02. Holdings will vary over time.


* TECH SECTOR CONTINUED TO STRUGGLE

While technology stocks make up a much smaller portion of the fund's portfolio than they did in the late 1990s, declines in these holdings nevertheless dampened your fund's returns. Throughout the period, technology continued to be among the hardest-hit sectors -- marking a complete reversal from the pre-recession environment, when technology stocks led the market. The slumping economy has caused consumers and businesses to cut back sharply on technology spending. From its peak on March 10, 2000, through July 31, 2002, the Nasdaq Composite Index, a measure of technology stock performance, declined 73.69%.

Although the fund's modest underweight position in technology helped, it was offset by severe declines in semiconductors and software in the last few months of the period. Electronics stocks such as Marvell Technology
Group performed well in the first half, but eventually contributed to the fund's losses. Also hurting performance were software stocks, which continued to feel the effects of spending cuts by businesses.

* HEALTH CARE DELIVERED MIXED RESULTS

During the fiscal year, biotechnology stocks also suffered sharp declines, in part because they had to contend with a slower and more stringent Food and Drug Administration (FDA) approval process.
Biotechnology companies, which discover and develop innovative drugs and treatments, rely on FDA approval and successful clinical trials to gain investor confidence. The slow FDA approval process, as well as some highly publicized problems with clinical trials, led to negative investor sentiment toward the biotechnology sector. Although your fund had an underweight position in this sector, declines in its biotech holdings contributed to losses for the fiscal year. Despite these losses, a number of holdings in the health-care sector contributed positively to performance, particularly in the services sector, which includes hospitals and HMOs. These stocks delivered strength as hospital admissions rose for the first time in years and the reimbursement environment improved.


Fund Profile

Putnam OTC & Emerging Growth Fund seeks capital appreciation by investing in stocks of U.S. companies traded in the over-the-counter market and in emerging-growth companies listed on securities exchanges.
The fund targets small and midsize companies whose earnings are expected to grow rapidly. The fund may be appropriate for investors who are seeking above-average growth potential and are willing to assume above-average risk in pursuit of this goal.

Also contributing positively to performance were consumer cyclical stocks, particularly discount retailers. Although investors were nervous about the corporate profit outlook, people continued spending at a healthy rate throughout 2002. The weak economic environment drove consumers to value-oriented retailers, which helped fund holdings such as Dollar Tree Stores, Inc. and AutoZone, Inc. In the final months of the period, however, these stocks suffered declines as the consumer sector weakened somewhat. The fund also found strength in regional banks, which have gained market share by providing more customer-focused services than larger banks. Holdings such as TCF Financial Corp. and New
York Community Bancorp, Inc., performed well during the period. While these holdings, and others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review in accordance with the fund's investment strategy and may vary in the future.

* ECONOMY STRENGTHENED, DESPITE TROUBLED MARKET

Despite stock market volatility, the U.S. economy continued to show signs of improvement during the second half of the fiscal year. And it is important to remember that, over time, stock prices tend to reflect the fundamentals of the economy rather than investor sentiment. Interest rates and inflation have been low, productivity has improved, and the housing, manufacturing, and services sectors have grown.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Career Education Corp.
Schools

QLogic Corp.
Computer hardware

Dollar Tree Stores, Inc.
Retail

AutoZone, Inc.
Retail

Caremark Rx, Inc.
Health-care services

Marvell Technology Group, Ltd.
(Bermuda)
Electronics

CDW Computer Centers, Inc.
Commercial and consumer services

Emulex Corp.
Computer hardware

Silicon Laboratories, Inc.
Electronics

TCF Financial Corp.
Banking

Footnote reads:
These holdings represent 19.1% of the fund's net assets as of 7/31/02.
Portfolio holdings will vary over time.

Despite current difficulties, we remain optimistic about the long-term prospects of stocks in the portfolio. We believe that companies are showing significant productivity gains, driven by technology, labor force reductions, and tightly controlled costs. It also appears that corporate spending, while still sluggish now, will begin to increase later in the year, which should lead to profitability growth. Because of the downturn, we believe that many small- and mid-cap growth stocks are now trading at attractive prices, and may represent compelling long-term investment opportunities. As always, your fund will maintain its focus and will remain fully invested in the sectors and stocks that we believe will reward investors over time.

The views expressed here are exclusively those of Putnam Management.
They are not meant as investment advice. Although the described holdings were viewed favorably as of 7/31/02, there is no guarantee the fund will continue to hold these securities in the future. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.

The fund is managed by the Putnam Specialty Growth Team. The members of the team are Roland Gillis (Portfolio Leader), Michael Mufson (Portfolio
Member), Dana Clark, Kenneth Doerr, Daniel Miller, Margery Parker,
Anthony Sellitto, Richard Weed, and Eric Wetlaufer.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 7/31/02

                     Class A         Class B         Class C         Class M
(inception dates)   (11/1/82)       (7/15/93)       (7/26/99)       (12/9/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year          -38.15% -41.70% -38.61% -41.68% -38.59% -39.20% -38.47% -40.60%
------------------------------------------------------------------------------
5 years         -53.27  -55.96  -55.00  -55.62  -54.97  -54.97  -54.48  -56.07
Annual average  -14.11  -15.13  -14.76  -15.00  -14.75  -14.75  -14.56  -15.17
------------------------------------------------------------------------------
10 years         34.25   26.56   24.54   24.54   24.64   24.64   27.50   23.03
Annual average    2.99    2.38    2.22    2.22    2.23    2.23    2.46    2.09
------------------------------------------------------------------------------
Annual average
(life of fund)   10.41   10.08    9.48    9.48    9.60    9.60    9.75    9.55
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 7/31/02

                        Russell 2500       Russell Midcap       Consumer
                        Growth Index       Growth Index+       price index
------------------------------------------------------------------------------
1 year                    -29.77%             -28.68%             1.41%
------------------------------------------------------------------------------
5 years                   -14.26               -7.83             12.02
Annual average             -3.03               -1.62              2.30
------------------------------------------------------------------------------
10 years                   89.56              115.17             28.04
Annual average              6.61                7.96              2.50
------------------------------------------------------------------------------
Annual average
(life of fund)                --*                 --*             3.11
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge
(or CDSC) and higher operating expenses for such shares.

*The index started on 12/31/85.

+This index has been added as a secondary benchmark for the fund.


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[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 7/31/92

                 Fund's class A         Russell 2500       Russell Midcap      Consumer price
Date              shares at POP         Growth Index        Growth Index           index
7/31/92               9,425                10,000              10,000              10,000
7/31/93              12,532                11,568              11,324              10,278
7/31/94              13,137                11,886              11,917              10,562
7/31/95              19,879                16,120              15,583              10,868
7/31/96              23,281                17,110              16,712              11,189
7/31/97              27,082                22,109              23,345              11,431
7/31/98              29,331                21,827              25,291              11,623
7/31/99              34,700                26,038              30,777              11,865
7/31/00              55,531                35,188              44,246              12,299
7/31/01              20,461                26,990              30,170              12,626
7/31/02             $12,656               $18,956             $21,517             $12,804

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $12,454 and $12,464, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $12,750 ($12,303 at public offering price). See first page of performance section for performance calculation method.



PRICE AND DISTRIBUTION* INFORMATION 12 MONTHS ENDED 7/31/02

                     Class A        Class B       Class C        Class M
------------------------------------------------------------------------------
Share value:       NAV     POP        NAV           NAV        NAV     POP
------------------------------------------------------------------------------
7/31/01          $8.52   $9.04       $7.77         $8.37     $8.11   $8.40
------------------------------------------------------------------------------
7/31/02           5.27    5.59        4.77          5.14      4.99    5.17
------------------------------------------------------------------------------

*The fund made no distributions during the period.


TOTAL RETURN FOR PERIODS ENDED 6/30/02 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (11/1/82)       (7/15/93)       (7/26/99)       (12/9/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year          -38.13% -41.68% -38.55% -41.62% -38.63% -39.25% -38.37% -40.53%
------------------------------------------------------------------------------
5 years         -44.18  -47.38  -46.17  -46.91  -46.18  -46.18  -45.52  -47.44
Annual average  -11.01  -12.05  -11.65  -11.90  -11.65  -11.65  -11.44  -12.07
------------------------------------------------------------------------------
10 years         58.64   49.55   47.38   47.38   47.36   47.36   50.88   45.62
Annual average    4.72    4.11    3.95    3.95    3.95    3.95    4.20    3.83
------------------------------------------------------------------------------
Annual average
(life of fund)   11.09   10.75   10.15   10.15   10.27   10.27   10.43   10.23
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be more or less than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The
NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Russell 2500 Growth Index* is an unmanaged index of the smallest 2,500 companies in the Russell 3000 Index chosen for their growth orientation.

Russell Midcap Growth Index* is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper.

*Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations  shows the fund's net investment gain or loss.
This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam OTC & Emerging Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam OTC &
Emerging Growth Fund (the "fund") at July 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management;
our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 10, 2002


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

THE FUND'S PORTFOLIO
July 31, 2002

COMMON STOCKS (96.2%) (a)
NUMBER OF SHARES                                                                                              VALUE
Airlines (0.6%)
-------------------------------------------------------------------------------------------------------------------
            108,742 JetBlue Airways Corp. (NON)                                                          $5,063,028
            210,000 Ryanair Holdings PLC ADR (Ireland) (NON)                                              6,753,600
                                                                                                      -------------
                                                                                                         11,816,628

Automotive (1.4%)
-------------------------------------------------------------------------------------------------------------------
            319,000 Advance Auto Parts, Inc. (NON)                                                       16,032,940
            424,000 Gentex Corp. (NON)                                                                   12,376,560
                                                                                                      -------------
                                                                                                         28,409,500

Banking (3.3%)
-------------------------------------------------------------------------------------------------------------------
            170,000 Commerce Bancorp, Inc.                                                                7,857,400
            417,600 Greater Bay Bancorp                                                                  10,126,800
            258,700 New York Community Bancorp, Inc.                                                      7,450,560
            259,300 North Fork Bancorporation, Inc.                                                      10,530,173
            639,400 TCF Financial Corp.                                                                  30,345,924
                                                                                                      -------------
                                                                                                         66,310,857

Biotechnology (4.0%)
-------------------------------------------------------------------------------------------------------------------
            330,000 Celgene Corp. (NON)                                                                   5,666,100
            536,200 Gilead Sciences, Inc. (NON)                                                          16,338,014
            270,500 IDEC Pharmaceuticals Corp. (NON)                                                     12,061,595
            768,300 ILEX Oncology, Inc. (NON)                                                             6,837,870
            618,300 InterMune, Inc. (NON)                                                                14,684,625
            228,200 Invitrogen Corp. (NON)                                                                7,952,770
            585,600 Scios, Inc. (NON)                                                                    18,364,416
                                                                                                      -------------
                                                                                                         81,905,390

Commercial and Consumer Services (3.8%)
-------------------------------------------------------------------------------------------------------------------
            654,200 CDW Computer Centers, Inc. (NON)                                                     31,270,760
            266,666 Choicepoint, Inc. (NON)                                                              11,170,639
            418,500 Corporate Executive Board Co. (The) (NON)                                            12,642,885
            190,000 Manpower, Inc.                                                                        7,155,400
            300,000 Robert Half International, Inc. (NON)                                                 5,985,000
            202,600 Weight Watchers International, Inc. (NON)                                             8,843,490
                                                                                                      -------------
                                                                                                         77,068,174

Communications Equipment (1.0%)
-------------------------------------------------------------------------------------------------------------------
                598 Alcatel SA ADR (France)                                                                   3,116
          1,050,600 Extreme Networks, Inc. (NON)                                                         10,926,240
            610,000 Polycom, Inc. (NON)                                                                   6,984,500
            516,900 Riverstone Networks, Inc. (NON)                                                         759,843
          1,935,200 Sonus Networks, Inc. (NON)                                                            2,264,184
                                                                                                      -------------
                                                                                                         20,937,883

Computer Hardware (4.6%)
-------------------------------------------------------------------------------------------------------------------
          1,338,000 Emulex Corp. (NON)                                                                   30,988,080
          1,600,000 eStudio LIVE, Inc. (acquired 6/20/02, cost $40,000) (RES) (AFF)                          40,000
            726,923 McDATA Corp. Class A (NON)                                                            7,792,615
            590,300 Network Appliance, Inc. (NON)                                                         4,993,938
          1,225,925 QLogic Corp. (NON)                                                                   49,956,443
                                                                                                      -------------
                                                                                                         93,771,076

Computer Services (1.7%)
-------------------------------------------------------------------------------------------------------------------
            251,500 Affiliated Computer Services, Inc. Class A (NON)                                     11,815,470
            512,600 BISYS Group, Inc. (The) (NON)                                                        11,841,060
          1,028,700 KPMG Consulting, Inc. (NON)                                                          10,842,498
                                                                                                      -------------
                                                                                                         34,499,028

Consumer Finance (0.5%)
-------------------------------------------------------------------------------------------------------------------
            570,150 AmeriCredit Corp. (NON)                                                              11,146,433

Consumer Goods (0.7%)
-------------------------------------------------------------------------------------------------------------------
            695,100 Yankee Candle Company, Inc. (The) (NON)                                              15,243,543

Consumer Services (0.8%)
-------------------------------------------------------------------------------------------------------------------
            492,000 Willis Group Holdings, Ltd. (United Kingdom) (NON)                                   15,566,880

Distribution (0.3%)
-------------------------------------------------------------------------------------------------------------------
            210,000 Performance Food Group Co. (NON)                                                      6,934,200

Electronics (10.0%)
-------------------------------------------------------------------------------------------------------------------
          1,321,600 Applied Micro Circuits Corp. (NON)                                                    6,092,576
            350,000 Broadcom Corp. Class A (NON)                                                          6,566,000
            311,000 Brooks-PRI Automation, Inc. (NON)                                                     5,915,220
            154,300 Celestica, Inc. (Canada) (NON)                                                        3,309,735
          1,721,700 Centillium Communications, Inc. (NON)                                                 7,248,357
          1,304,700 Exar Corp. (NON)                                                                     21,749,349
          1,290,900 Integrated Device Technology, Inc. (NON)                                             16,523,520
            959,500 Intersil Corp. Class A (NON)                                                         20,907,505
          1,822,400 Marvell Technology Group, Ltd. (Bermuda) (NON)                                       34,625,600
          1,555,500 PMC-Sierra, Inc. (NON)                                                               14,855,025
          1,264,500 RF Micro Devices, Inc. (NON)                                                          8,421,570
            678,800 Semtech Corp. (NON)                                                                  13,345,208
          1,108,600 Silicon Laboratories, Inc. (NON)                                                     30,497,586
          1,750,300 Skyworks Solutions, Inc. (NON)                                                        5,075,870
            319,200 Varian Semiconductor Equipment (NON)                                                  8,388,576
                                                                                                      -------------
                                                                                                        203,521,697

Energy (6.2%)
-------------------------------------------------------------------------------------------------------------------
            673,500 BJ Services Co. (NON)                                                                21,477,915
            195,000 Cooper Cameron Corp. (NON)                                                            8,383,050
            856,900 ENSCO International, Inc.                                                            22,150,865
            495,500 GlobalSantaFe Corp.                                                                  11,168,570
            483,800 Nabors Industries, Ltd. (Barbados) (NON)                                             14,765,576
            695,000 Patterson-UTI Energy, Inc. (NON)                                                     16,617,450
            250,000 Smith International, Inc. (NON)                                                       7,902,500
            760,000 Varco International, Inc. (NON)                                                      11,559,600
            329,000 Weatherford International, Ltd. (NON)                                                13,344,240
                                                                                                      -------------
                                                                                                        127,369,766

Entertainment (0.3%)
-------------------------------------------------------------------------------------------------------------------
            164,200 International Speedway Corp. Class A                                                  6,106,598

Food (0.8%)
-------------------------------------------------------------------------------------------------------------------
            473,400 Krispy Kreme Doughnuts, Inc. (NON)                                                   16,734,690

Gaming & Lottery (1.0%)
-------------------------------------------------------------------------------------------------------------------
            430,000 Harrah's Entertainment, Inc. (NON)                                                   20,347,600

Health Care Services (9.8%)
-------------------------------------------------------------------------------------------------------------------
            454,100 Accredo Health, Inc. (NON)                                                           21,661,024
            982,100 AdvancePCS (NON)                                                                     22,018,682
          2,334,600 Caremark Rx, Inc. (NON)                                                              36,653,220
            778,900 Community Health Systems, Inc. (NON)                                                 19,277,775
            287,900 Cross Country, Inc. (NON)                                                             8,242,577
            973,900 Health Management Association, Inc. (NON)                                            19,701,997
            111,200 Henry Schein, Inc. (NON)                                                              4,777,152
            205,000 Laboratory Corporation of America Holdings (NON)                                      7,031,500
            306,400 LifePoint Hospitals, Inc. (NON)                                                      10,432,920
            624,500 Pediatrix Medical Group, Inc. (NON)                                                  18,610,100
            445,500 Province Healthcare Co. (NON)                                                         8,553,600
            203,200 Quest Diagnostics, Inc. (NON)                                                        12,271,248
            508,900 Steris Corp. (NON)                                                                   10,630,921
                                                                                                      -------------
                                                                                                        199,862,716

Investment Banking/Brokerage (2.7%)
-------------------------------------------------------------------------------------------------------------------
            278,200 BlackRock, Inc. (NON)                                                                11,670,490
            227,900 Eaton Vance Corp.                                                                     6,098,604
            518,700 Federated Investors, Inc.                                                            14,741,454
            800,600 T. Rowe Price Group, Inc.                                                            21,640,218
                                                                                                      -------------
                                                                                                         54,150,766

Lodging/Tourism (1.5%)
-------------------------------------------------------------------------------------------------------------------
          1,249,800 Extended Stay America, Inc. (NON)                                                    17,497,200
            362,300 Four Seasons Hotels, Inc. (Canada)                                                   13,839,860
                                                                                                      -------------
                                                                                                         31,337,060

Manufacturing (0.3%)
-------------------------------------------------------------------------------------------------------------------
            208,000 Roper Industries, Inc.                                                                6,188,000

Media (4.8%)
-------------------------------------------------------------------------------------------------------------------
            728,600 Cumulus Media, Inc. Class A (NON)                                                     9,719,524
            401,800 Entercom Communications Corp. (NON)                                                  17,397,940
            714,000 Lamar Advertising Co. (NON)                                                          22,548,120
            225,182 Lin TV Corp. Class A (NON)                                                            4,742,333
          1,238,800 Radio One, Inc. Class D (NON)                                                        17,343,200
            822,300 Westwood One, Inc. (NON)                                                             26,108,025
                                                                                                      -------------
                                                                                                         97,859,142

Medical Technology (4.3%)
-------------------------------------------------------------------------------------------------------------------
            695,100 Apogent Technologies, Inc. (NON)                                                     13,484,940
            504,200 Charles River Laboratories International, Inc. (NON)                                 19,210,020
            160,000 DENTSPLY International, Inc.                                                          6,342,400
            108,500 Respironics, Inc. (NON)                                                               3,474,170
            408,000 Varian Medical Systems, Inc. (NON)                                                   17,054,400
            742,800 Zimmer Holdings, Inc. (NON)                                                          27,654,444
                                                                                                      -------------
                                                                                                         87,220,374

Metals (0.1%)
-------------------------------------------------------------------------------------------------------------------
            337,400 Liquidmetal Technologies (NON)                                                        2,446,150

Natural Gas Utilities (0.3%)
-------------------------------------------------------------------------------------------------------------------
            144,900 Kinder Morgan, Inc.                                                                   6,029,289

Oil & Gas (0.9%)
-------------------------------------------------------------------------------------------------------------------
            543,000 Noble Corp. (NON)                                                                    17,593,200

Pharmaceuticals (0.9%)
-------------------------------------------------------------------------------------------------------------------
            349,400 Andrx Group (NON)                                                                     7,753,186
            227,600 Cephalon, Inc. (NON)                                                                 10,924,800
                  1 King Pharmaceuticals, Inc. (NON)                                                             21
                                                                                                      -------------
                                                                                                         18,678,007

Restaurants (2.8%)
-------------------------------------------------------------------------------------------------------------------
            877,500 Applebee's International, Inc.                                                       19,928,025
            472,100 CBRL Group, Inc.                                                                     14,125,232
            140,000 Cheesecake Factory, Inc. (The) (NON)                                                  5,073,600
            400,000 P.F. Chang's China Bistro, Inc. (NON)                                                12,488,000
            138,200 Panera Bread Co. (NON)                                                                4,443,130
                                                                                                      -------------
                                                                                                         56,057,987

Retail (12.5%)
-------------------------------------------------------------------------------------------------------------------
            549,199 99 Cents Only Stores (NON)                                                           13,389,472
            604,200 AutoZone, Inc. (NON)                                                                 44,559,750
             22,100 Bed Bath & Beyond, Inc. (NON)                                                           685,100
            228,300 Borders Group, Inc. (NON)                                                             4,040,910
            692,600 Chico's FAS, Inc. (NON)                                                              10,936,154
            690,600 Coach, Inc. (NON)                                                                    15,745,680
          1,456,700 Dollar Tree Stores, Inc. (NON)                                                       45,443,915
            841,200 Family Dollar Stores, Inc.                                                           25,479,948
            905,000 Foot Locker, Inc. (NON)                                                              10,045,500
            535,000 Michaels Stores, Inc. (NON)                                                          19,811,050
            386,100 O'Reilly Automotive, Inc. (NON)                                                      10,880,298
            639,000 Office Depot, Inc. (NON)                                                              8,294,220
            326,000 Ross Stores, Inc.                                                                    12,277,160
            781,000 Too, Inc. (NON)                                                                      19,532,810
            565,000 Williams-Sonoma, Inc. (NON)                                                          12,853,750
                                                                                                      -------------
                                                                                                        253,975,717

Schools (4.0%)
-------------------------------------------------------------------------------------------------------------------
            502,500 Apollo Group, Inc. Class A (NON)                                                     19,723,125
          1,233,600 Career Education Corp. (NON)                                                         54,451,104
            162,000 Education Management Corp. (NON)                                                      6,465,420
            125,000 UNEXT.com, LLC (acquired 4/14/00, cost $10,451,238) (RES)                               475,000
                                                                                                      -------------
                                                                                                         81,114,649

Semiconductor (3.3%)
-------------------------------------------------------------------------------------------------------------------
            456,200 Credence Systems Corp. (NON)                                                          6,249,940
            149,600 Cymer, Inc. (NON)                                                                     4,187,304
            202,600 KLA-Tencor Corp. (NON)                                                                7,980,414
          1,152,800 LAM Research Corp. (NON)                                                             14,179,440
            673,000 LTX Corp. (NON)                                                                       6,608,860
            673,400 Novellus Systems, Inc. (NON)                                                         18,175,066
            250,000 Photon Dynamics, Inc. (NON)                                                           6,520,000
            290,000 Photronics, Inc. (NON)                                                                3,526,400
                                                                                                      -------------
                                                                                                         67,427,424

Shipping (1.0%)
-------------------------------------------------------------------------------------------------------------------
            215,000 Expeditors International of Washington, Inc.                                          6,342,500
            195,000 Heartland Express, Inc. (NON)                                                         3,892,200
             60,000 Landstar Systems, Inc. (NON)                                                          5,988,600
            205,000 Swift Transportation Co., Inc. (NON)                                                  3,720,750
                                                                                                      -------------
                                                                                                         19,944,050

Software (5.1%)
-------------------------------------------------------------------------------------------------------------------
            635,800 Cognos, Inc. (Canada) (NON)                                                          11,768,658
            672,000 Documentum, Inc. (NON)                                                               10,884,250
            208,200 Electronic Arts, Inc. (NON)                                                          12,529,476
            454,100 Internet Security Systems, Inc. (NON)                                                 7,492,650
            548,700 NETIQ Corp. (NON)                                                                    10,869,747
          1,125,000 Network Associates, Inc. (NON)                                                       13,668,750
            300,000 PeopleSoft, Inc. (NON)                                                               $5,394,000
            253,000 Retek, Inc. (NON)                                                                     1,636,910
            350,000 Symantec Corp. (NON)                                                                 11,739,000
          2,017,400 webMethods, Inc. (NON)                                                               17,732,946
                                                                                                      -------------
                                                                                                        103,716,387

Staffing (0.3%)
-------------------------------------------------------------------------------------------------------------------
            246,300 Hewitt Associates, Inc. Class A (NON)                                                 5,788,050

Telecommunications (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,034,300 Citizens Communications Co. (NON)                                                     5,667,964
          1,266,600 Time Warner Telecom, Inc. Class A (NON)                                               1,494,588
                                                                                                      -------------
                                                                                                          7,162,552

Textiles (0.2%)
-------------------------------------------------------------------------------------------------------------------
            112,100 Jones Apparel Group, Inc. (NON)                                                       3,814,763
                                                                                                     --------------
                    Total Common Stocks (cost $2,468,260,489)                                        $1,958,056,226

CONVERTIBLE PREFERRED STOCKS (1.7%) (a) (NON)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            496,666 Bowstreet, Inc. Ser. D, $7.00 cum. cv. pfd.
                    (acquired 10/25/00, cost $5,959,992) (RES)                                             $372,500
            213,493 Capella Education Co., Inc. zero % cv. pfd.
                    (acquired 2/14/02, cost $2,500,003) (RES)                                             2,561,916
         13,071,424 Celox Networks, Inc. Ser. C, $9.00 cum. cv. pfd
                    (acquired 4/16/01, cost $14,195,566) (RES) (AFF)                                      2,614,285
          2,016,698 Centerpoint Broadband Technologies, Inc. Ser. D, $0.86 cv. pfd.
                    (acquired 10/19/00, cost $21,740,004 (RES) (AFF)                                         20,167
            105,556 CiDRA Corp. Ser. D, $7.70 cv. pfd.
                    (acquired 6/15/00, cost $9,500,040) (RES) (AFF)                                       2,939,735
          1,277,547 CommVault Systems zero % cv. pfd.
                    (acquired 1/30/02, cost $4,000,000) (RES)                                             3,794,315
          1,020,280 Convergent Networks, Inc. Ser. D, zero % cv. pfd.
                    (acquired 9/19/00, cost $16,681,578) (RES)                                            1,683,462
             82,351 CopperCom, Inc. Ser. H, $1.154 cv. pfd.
                    (acquired 7/7/00, cost $4,750,006) (RES)                                                411,755
            306,122 Epicentric, Inc. Ser. C, $0.588 cv. pfd.
                    (acquired 3/27/00, cost $2,249,997) (RES) (AFF)                                       1,147,958
          1,344,388 Epicentric, Inc. Ser. D, $0.381 cv. pfd. (acquired various dates
                    from 3/7/01 to 4/23/02, cost $6,399,287) (RES) (AFF)                                  5,041,455
          1,342,108 eStudio LIVE, Inc. Ser. B, zero % cv. pfd.
                    (acquired various dates from 2/23/00 to 9/25/01,
                    cost $4,499,407) (RES) (AFF)                                                            335,528
            200,000 eStudio LIVE, Inc. zero % cv. pfd. (acquired various dates
                    from 3/22/02 to 5/29/02, cost $200,000) (RES)                                           200,000
         10,627,800 Hyperchip, Inc. Ser. C, 8.00% cv. pfd.
                    (acquired 9/5/00, cost $9,352,464) (RES)                                              2,338,116
            200,000 InfoNow Corp. Ser. B, zero % cv. pfd.
                    (acquired 12/29/99, cost $4,000,000) (RES)                                              351,330
            425,000 Lightwave Microsystems Corp. Ser. G, $0.80 cv. pfd.
                    (acquired 10/19/00, cost $4,250,000) (RES)                                             $212,500
          1,690,574 MarketSoft Software Corp. Ser. D, zero % cv. pfd.
                    (acquired 12/7/00, cost $8,250,001) (RES) (AFF)                                       3,381,148
            555,882 NuTool, Inc. Ser. C, $0.27 cv. pfd. (acquired 11/15/00,
                    cost $1,889,999) (RES)                                                                2,173,499
            202,937 NuTool, Inc. Ser. D, zero % cv. pfd. (acquired 11/1/01,
                    cost $793,484) (RES)                                                                    793,484
          1,974,550 Optical Switch Corp. Ser. B, zero % cv. pfd. (acquired 3/16/00,
                    cost $17,999,998) (RES)                                                                 809,566
            404,740 Plumtree Software, Inc. Ser. E, $0.768 cv. pfd. (acquired 4/10/00,
                    cost $3,800,004) (RES)                                                                  916,736
            878,186 Totality Corp. Ser. D, $0.346 cum. cv. pfd. (acquired 6/26/00,
                    cost $3,799,999) (RES)                                                                  351,274
            459,362 Vivace Networks, Inc. Ser. C, $0.583 cv. pfd. (acquired 9/7/00,
                    cost $4,464,999) (RES)                                                                1,341,337
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $151,276,846)                              $33,792,066

CONVERTIBLE BONDS AND NOTES (--%) (a) (cost $1,000,000)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $1,000,000 eStudio LIVE, Inc. cv. notes 8s, 2003 (acquired 9/19/01,
                    cost $1,000,000) (RES)                                                               $1,000,000

SHORT-TERM INVESTMENTS (2.6%) (a) (cost $54,267,754)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
        $54,267,754 Short-term investments held in Putnam commingled cash account with yields ranging from 1.70% to 1.84% and due dates
                    ranging from August 1, 2002 to September 25, 2002 (d)                               $54,267,754
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $2,674,805,089) (b)                                      $2,047,116,046
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,036,044,780.

  (b) The aggregate identified cost on a tax basis is $2,804,475,831, resulting in gross unrealized appreciation and depreciation of $97,390,307 and $854,750,092, respectively, or net unrealized depreciation of $757,359,785.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at July 31, 2002 was $35,307,066 or 1.7% of net assets.

(AFF) Affiliated Companies (Note 5).

  (d) See footnote 1 to the financial statements.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
July 31, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $2,674,805,089) (Note 1)                                    $2,047,116,046
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         1,038,341
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            4,030,582
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   24,090,612
-------------------------------------------------------------------------------------------
Total assets                                                                  2,076,275,581

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 16,324,698
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       21,035,265
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,033,234
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          614,908
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       211,042
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,510
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              759,126
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              250,018
-------------------------------------------------------------------------------------------
Total liabilities                                                                40,230,801
-------------------------------------------------------------------------------------------
Net assets                                                                   $2,036,044,780

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $8,113,758,292
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                        (5,450,024,469)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                     (627,689,043)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $2,036,044,780

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,166,011,192 divided by 221,240,091 shares)                                        $5.27
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $5.27)*                                $5.59
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($411,842,966 divided by 86,362,718 shares)**                                         $4.77
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($26,539,977 divided by 5,161,575 shares)**                                           $5.14
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($190,170,896 divided by 38,092,160 shares)                                           $4.99
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $4.99)*                                $5.17
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($241,479,749 divided by 44,798,577 shares)                                           $5.39
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended July 31, 2002
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $3,833)                                         $2,018,229
-------------------------------------------------------------------------------------------
Interest                                                                          1,821,213
-------------------------------------------------------------------------------------------
Total investment income                                                           3,839,442

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 16,285,059
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    8,261,724
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                   146,644
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     37,079
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             4,221,294
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             6,176,171
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               395,051
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             1,834,373
-------------------------------------------------------------------------------------------
Other                                                                             4,183,106
-------------------------------------------------------------------------------------------
Total expenses                                                                   41,540,501
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (513,293)
-------------------------------------------------------------------------------------------
Net expenses                                                                     41,027,208
-------------------------------------------------------------------------------------------
Net investment loss                                                             (37,187,766)
-------------------------------------------------------------------------------------------
Net realized loss on investments (including net realized loss of $132,355,159 on sales of investments in affiliated issuers)
(Notes 1, 3 and 5)                                                           (1,662,081,186)
-------------------------------------------------------------------------------------------
Net realized loss on written options (Notes 1 and 3)                               (866,512)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                      315,618,661
-------------------------------------------------------------------------------------------
Net loss on investments                                                      (1,347,329,037)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                        $(1,384,516,803)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                             Year ended July 31
                                                                 --------------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment loss                                                  $(37,187,766)         $(65,819,079)
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                   (1,662,947,698)       (3,682,197,893)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments             315,618,661        (2,715,737,097)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations               (1,384,516,803)       (6,463,754,069)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net realized short-term gain on investments
   Class A                                                                     --          (276,035,580)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --          (127,991,477)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --            (5,835,958)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --           (32,043,081)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --           (36,481,308)
-------------------------------------------------------------------------------------------------------
  From net realized long-term gain on investments
   Class A                                                                     --          (641,882,736)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --          (297,626,558)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --           (13,570,718)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --           (74,511,772)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --           (84,832,258)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)         (398,597,310)        1,966,727,606
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                       (1,783,114,113)       (6,087,837,909)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                   3,819,158,893         9,906,996,802
-------------------------------------------------------------------------------------------------------
End of year                                                        $2,036,044,780        $3,819,158,893
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.52       $29.96       $19.80       $17.35       $16.02
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss                     (.07)(c)     (.13)(c)     (.24)(c)     (.14)(c)     (.12)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (3.18)      (16.72)       12.33         3.15         1.45
-----------------------------------------------------------------------------------------------------
Total from
investment operations:                 (3.25)      (16.85)       12.09         3.01         1.33
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized
gain on investments                       --        (4.59)       (1.93)        (.56)          --
-----------------------------------------------------------------------------------------------------
Total distributions                       --        (4.59)       (1.93)        (.56)          --
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $5.27        $8.52       $29.96       $19.80       $17.35
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                (38.15)      (63.15)       60.03        18.31         8.30
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,166,011   $2,207,311   $5,739,645   $2,804,929   $2,478,340
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.24         1.04          .93          .98         1.00
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.09)        (.84)        (.75)        (.85)        (.70)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 79.54        99.14       104.11       139.84       106.29
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.77       $28.10       $18.78       $16.61       $15.45
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss                     (.11)(c)     (.23)(c)     (.45)(c)     (.26)(c)     (.24)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (2.89)      (15.51)       11.70         2.99         1.40
-----------------------------------------------------------------------------------------------------
Total from
investment operations:                 (3.00)      (15.74)       11.25         2.73         1.16
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized
gain on investments                       --        (4.59)       (1.93)        (.56)          --
-----------------------------------------------------------------------------------------------------
Total distributions                       --        (4.59)       (1.93)        (.56)          --
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $4.77        $7.77       $28.10       $18.78       $16.61
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                (38.61)      (63.43)       58.77        17.42         7.51
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $411,843     $872,627   $2,619,509   $1,328,681   $1,231,504
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.99         1.79         1.68         1.73         1.75
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.84)       (1.58)       (1.50)       (1.60)       (1.45)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 79.54        99.14       104.11       139.84       106.29
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                                                          For the period
Per-share                                                                  July 26,1999+
operating performance                          Year ended July 31           to July 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.37       $29.75       $19.80       $20.65
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment loss (c)                 (.12)        (.24)        (.47)          --(d)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (3.11)      (16.55)       12.35         (.85)
----------------------------------------------------------------------------------------
Total from
investment operations:                 (3.23)      (16.79)       11.88         (.85)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net realized
gain on investments                       --        (4.59)       (1.93)          --
----------------------------------------------------------------------------------------
Total distributions                       --        (4.59)       (1.93)          --
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $5.14        $8.37       $29.75       $19.80
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                (38.59)      (63.44)       58.94        (4.12)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $26,540      $51,023     $110,916          $75
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.99         1.79         1.68          .03*
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.84)       (1.59)       (1.46)        (.03)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 79.54        99.14       104.11       139.84
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Amount represents less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.11       $28.98       $19.27       $17.00       $15.78
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss (c)                 (.10)        (.19)        (.39)        (.22)        (.20)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (3.02)      (16.09)       12.03         3.05         1.42
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (3.12)      (16.28)       11.64         2.83         1.22
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized
gain on investments                       --        (4.59)       (1.93)        (.56)          --
-----------------------------------------------------------------------------------------------------
Total distributions                       --        (4.59)       (1.93)        (.56)          --
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $4.99        $8.11       $28.98       $19.27       $17.00
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                (38.47)      (63.35)       59.32        17.61         7.73
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $190,171     $289,934     $632,154     $303,677     $231,452
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.74         1.54         1.43         1.48         1.50
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.59)       (1.34)       (1.25)       (1.35)       (1.20)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 79.54        99.14       104.11       139.84       106.29
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended July 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.69       $30.35       $19.98       $17.46       $16.08
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss                     (.06)(c)     (.09)(c)     (.16)(c)     (.10)(c)     (.08)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (3.24)      (16.98)       12.46         3.18         1.46
-----------------------------------------------------------------------------------------------------
Total from
investment operations:                 (3.30)      (17.07)       12.30         3.08         1.38
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized
gain on investments                       --        (4.59)       (1.93)        (.56)          --
-----------------------------------------------------------------------------------------------------
Total distributions                       --        (4.59)       (1.93)        (.56)          --
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $5.39        $8.69       $30.35       $19.98       $17.46
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                (37.97)      (63.05)       60.56        18.60         8.58
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $241,480     $398,264     $804,773     $129,334      $99,256
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .99          .79          .68          .73          .75
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.84)        (.59)        (.48)        (.60)        (.46)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 79.54        99.14       104.11       139.84       106.29
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
July 31, 2002

Note 1
Significant accounting policies

Putnam OTC & Emerging Growth Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation through investments in common stocks of small to medium-sized emerging growth companies traded in the over-the-counter (OTC) market and common stocks of "emerging growth" companies listed on securities exchanges.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including participants in defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies, and other defined contribution plans subject to minimum requirements.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships, generally recognized by institutional traders, between securities. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended July 31, 2002, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At July 31, 2002, the fund had a capital loss carryover of approximately $4,613,613,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
  $246,466,000    July 31, 2009
 4,367,147,000    July 31, 2010

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals and net operating loss. Prior year distributions in the Statement of changes in net assets have been reclassified to conform with current year presentation. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended July 31, 2002, the fund reclassified $37,187,766 to decrease accumulated net investment loss and $37,187,766 to decrease paid-in-capital.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid monthly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended July 31, 2002, the fund's expenses were reduced by $513,293 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,421 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended July 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $299,467 and $8,227 from the sale of class A and class M shares, respectively, and received $1,346,903 and $12,589 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended July 31, 2002, Putnam Retail Management, acting as underwriter received $103,054 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended July 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $2,254,279,097 and $2,599,540,773, respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the year were as follows:

                                              Contract            Premiums
                                               Amounts            Received
---------------------------------------------------------------------------
Written options
outstanding at
beginning of year                                   --                 $--
---------------------------------------------------------------------------
Options opened                                 174,700             518,859
Options expired                                     --                  --
Options closed                                (174,700)           (518,859)
---------------------------------------------------------------------------
Written options
outstanding
at end of year                                      --                 $--
---------------------------------------------------------------------------


Note 4
Capital shares

At July 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                141,085,621        $975,721,229
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                           141,085,621         975,721,229

Shares repurchased                        (178,904,309)     (1,217,260,764)
---------------------------------------------------------------------------
Net decrease                               (37,818,688)      $(241,539,535)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                147,191,636      $2,220,153,146
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                            57,089,739         886,033,789
---------------------------------------------------------------------------
                                           204,281,375       3,106,186,935

Shares repurchased                        (136,790,572)     (1,947,599,720)
---------------------------------------------------------------------------
Net increase                                67,490,803      $1,158,587,215
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 14,477,849         $89,995,211
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            14,477,849          89,995,211

Shares repurchased                         (40,461,318)       (248,091,504)
---------------------------------------------------------------------------
Net decrease                               (25,983,469)      $(158,096,293)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 29,963,268        $436,133,360
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                            27,267,426         387,739,937
---------------------------------------------------------------------------
                                            57,230,694         823,873,297

Shares repurchased                         (38,099,891)       (502,432,096)
---------------------------------------------------------------------------
Net increase                                19,130,803        $321,441,201
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,858,358         $19,533,781
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             2,858,358          19,533,781

Shares repurchased                          (3,789,693)        (25,285,588)
---------------------------------------------------------------------------
Net decrease                                  (931,335)        $(5,751,807)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,018,386         $68,290,899
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,122,439          17,195,772
---------------------------------------------------------------------------
                                             5,140,825          85,486,671

Shares repurchased                          (2,776,298)        (43,851,954)
---------------------------------------------------------------------------
Net increase                                 2,364,527         $41,634,717
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 19,229,014        $124,683,502
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            19,229,014         124,683,502

Shares repurchased                         (16,889,758)       (107,955,274)
---------------------------------------------------------------------------
Net increase                                 2,339,256         $16,728,228
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 18,670,909        $251,839,143
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             7,117,500         105,481,350
---------------------------------------------------------------------------
                                            25,788,409         357,320,493

Shares repurchased                         (11,851,776)       (164,942,455)
---------------------------------------------------------------------------
Net increase                                13,936,633        $192,378,038
---------------------------------------------------------------------------

                                                  Year ended July 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 41,940,537        $289,058,780
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            41,940,537         289,058,780

Shares repurchased                         (42,958,893)       (298,996,683)
---------------------------------------------------------------------------
Net decrease                                (1,018,356)        $(9,937,903)
---------------------------------------------------------------------------

                                                  Year ended July 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 48,108,013        $737,225,632
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             8,282,425         121,313,566
---------------------------------------------------------------------------
                                            56,390,438         858,539,198

Shares repurchased                         (37,088,500)       (605,852,763)
---------------------------------------------------------------------------
Net increase                                19,301,938        $252,686,435
---------------------------------------------------------------------------

Note 5
Transactions with affiliated issuers

Transactions during the year with companies in which the fund owned at least 5% of the voting securities were as follows:

                                              Purchase               Sales            Dividend              Market
Affiliates                                        Cost                Cost              Income               Value
------------------------------------------------------------------------------------------------------------------
Name of affiliate
------------------------------------------------------------------------------------------------------------------
Alcatel SA*                                        $--          $9,500,027                 $--                 $--
Alladvantage.com                                    --           6,000,003                  --                  --
Astral Point
  Communications, Inc.*                             --                  --                  --                  --
Career Education Corp.                              --           3,129,944                  --                  --
Celox Networks, Inc.                                --                  --                  --           2,614,285
Centerpoint Broadband
  Technologies, Inc.                                --                  --                  --              20,167
Centillium
  Communications, Inc.                       5,444,438          44,646,451                  --                  --
CiDRA Corp.                                         --                  --                  --           2,939,735
Epicentric, Inc. Ser. C                             --                  --                  --           1,147,958
Epicentric, Inc. Ser. D                      2,000,000                  --                  --           5,041,455
estudio LIVE, Inc.                              40,000                  --                  --              40,000
estudio LIVE, Inc. Ser. B                           --                  --                  --             335,528
Into Networks, Inc.                                 --           4,749,998                  --                  --
Manugistics Group, Inc.                      5,626,522          97,920,066                  --                  --
MarketSoft Software Corp.                           --                  --                  --           3,381,148
Professional Detailing, Inc.                        --          30,378,004                  --                  --
------------------------------------------------------------------------------------------------------------------
  Totals                                   $13,110,960        $196,324,493                 $--         $15,520,276
------------------------------------------------------------------------------------------------------------------
* Alcatel SA shares were received in exchange for Astral Point Communications, Inc. shares on April 4, 2002.

------------------------------------------------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.




TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group
Trustee since 1997                 Killian Professor of          (a UK-based holding company
                                   Economics and                 with interests in electric power,
                                   Management and                natural gas distribution, and
                                   Director of the Center        telecommunications networks), and
                                   for Energy and                the Whitehead Institute for
                                   Environmental Policy          Biomedical Research (a non-profit
                                   Research, Massachusetts       research institution). President of the
                                   Institute of Technology       Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
Vice President since 1981          Investments, LLC,             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of July 31, 2002, there were 113 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser, and
  Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc.,
  the parent company of Putnam Management and Putnam Retail Management. George Putnam, III, is the
  President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the President,
  Chief Executive Officer, and a Director of Putnam Investments, LLC, and Putnam Management since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of Marsh &
  McLennan Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a Director of
  Marsh & McLennan Companies, Inc.





OFFICERS

Name, Address, 1 Date of Birth,    Inception of Service
Position(s) Held with Fund         with the Putnam Funds         Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 1989                    Managing Director, Putnam Investments,
Executive Vice President,                                        LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam
(12/1/46),                                                       Investments, LLC and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),        Since 2000                    Managing Director, Putnam
Assistant Treasurer and                                          Investments, LLC
Principal Accounting
Officer

Gordon H. Silver (7/3/47),         Since 1990                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments,
(2/27/63), Vice President                                        LLC and Putnam Management

Ian C. Ferguson (7/3/57),          Since 1997                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director of Putnam Investments,
(10/31/63), Vice President                                       LLC and Putnam Management. Prior to
                                                                 February 1999, Managing Director at
                                                                 J.P. Morgan.

Richard A. Monaghan                Since 1998                    Managing Director, Putnam Investments,
(8/25/54),                                                       LLC, Putnam Management and Putnam
Vice President                                                   Retail Management

John R. Verani                     Since 1988                    Senior Vice President, Putnam
(6/11/39),                                                       Investments, LLC and Putnam Management
Vice President

Stephen M. Oristaglio              Since 2000                    Senior Managing Director of Putnam
(8/21/55),                                                       Management. Prior to July 1998, Managing
Vice President                                                   Director, Swiss Bank Corp.

Roland W. Gillis                   Since 2001                    Managing Director of Putnam Management
(9/25/49),
Vice President

Daniel L. Miller                   Since 1995                    Managing Director of Putnam Management
(8/15/57),
Vice President

Michael J. Mufson                  Since 1996                    Managing Director of Putnam Management
(1/24/63),
Vice President

Eric M. Wetlaufer                  Since 2001                    Managing Director of Putnam Management.
(4/13/62),                                                       Prior to November 1997, Managing
Vice President                                                   Director and Portfolio Manager
                                                                 at Cadence Capital Management
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Balanced Fund *
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Century Growth Fund *
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Technology Fund *
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Balanced Retirement Fund *
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund *
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund +


INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund +
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund [SECTION MARK]
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund [SECTION MARK]
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* In anticipation of mergers expected later this year, these funds are closed to new investors.

+ Closed to new investors.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

Roland W. Gillis
Vice President

Daniel L. Miller
Vice President

Michael J. Mufson
Vice President

Eric M. Wetlaufer
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam OTC & Emerging Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN014-84000  024/227/673/2BB  9/02


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
OTC & Emerging Growth Fund
Supplement to Annual Report dated 7/31/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 7/31/02

                                                         NAV
1 year                                                -37.97%
5 years                                               -52.62
Annual average                                        -13.88
10 years                                               36.62
Annual average                                          3.17
Life of fund (since class A inception, 11/1/82)
Annual average                                         10.51

Share value:                                             NAV
7/31/01                                                $8.69
7/31/02                                                $5.39
----------------------------------------------------------------------------
Distributions: The fund did not make any distributions during this period.
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.